497(e)
                                                                       333-64749
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AXA Equitable Life Insurance Company

SUPPLEMENT DATED SEPTEMBER 21, 2009 TO THE CURRENT PROSPECTUSES FOR:

ACCUMULATOR(R)                     ACCUMULATOR(R) ELITE(SM)
ACCUMULATOR(R) PLUS(SM)            ACCUMULATOR(R) SELECT(SM)
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For delivery to Smith Barney customers

This supplement modifies certain information in the above-referenced Prospectuses, Supplements to Prospectuses and Statements of Additional Information ("SAIs"), (together, the "Prospectuses"). Unless otherwise indicated, all other information included in the Prospectus remains unchanged. The terms and section headings we use in this supplement have the same meaning as in the Prospectuses. You should keep this supplement with your Prospectuses.

Please note the following information:

WIRE TRANSMITTALS AND ELECTRONIC APPLICATIONS

Your Accumulator(R) Series contract date will generally be the business day Smith Barney receives your initial contribution and all information needed to process your request, along with any required documents, and transmits your request to us in accordance with our processing procedures. We may reject your request and return your contribution or issue your contract on a later date if any of the limitations described below apply.

For those Smith Barney clients who elect Option B investment options, we will issue your contract under Option A and your initial contribution will be invested in the investment options that you select. You may choose to allocate your initial contribution among the EQ/Money Market and the AXA Strategic Allocation Portfolios. No later than the fifth business day following your contract's issue date, Smith Barney will instruct us on your behalf to reallocate amounts from the Option A investment option into your Option B investment option selections. If your broker does not provide us with your Option B investment option selections in writing within the first 5 business days following the issuance of your contract, your contract will continue under Option A and your account value will remain invested in the investment options you initially selected. If this is the case, you can transfer your account value from Option A to Option B by submitting an Investment Options Selection form or by contacting one of our customer service representatives via our toll-free number (1-800-789-7771) with your financial professional.

SUBSEQUENT CONTRIBUTIONS

Any additional contributions you may make will generally be applied to your contract on the business day Smith Barney receives the additional contribution from you and transmits your order to us in accordance with our processing procedures. We may reject your order and return your additional contribution or credit your additional contribution to your contract at a later date if any of the limitations described below apply.

LIMITATIONS

We consider Smith Barney to be a "processing office" for the purpose of receiving requests and contributions as described above.

The procedures described above may not be available for all transactions. You must provide all information and documents we require with respect to your initial or additional contribution. The amount of the initial or additional contribution you are making must be permitted under your contract. Your request and contribution must be made in accordance with all the other terms and conditions described in our Prospectus. After receiving your contribution, together with all required information and documents, from you, Smith Barney must deliver them to us in accordance with our processing arrangements with Smith Barney.

Smith Barney may establish a "closing time" for receipt of requests and contribution requests under the above arrangement that is earlier than the end of the business day. Any such earlier closing time may be established without prior notice to you. Also, while we are generally open on the same business days as Smith Barney, a business day for the purposes of this supplement will be our business day.

We or Smith Barney may change or discontinue these arrangements at any time without prior notice. If you change Smith Barney as your broker-dealer of record on your contract, the above procedures will no longer apply, although we may have similar arrangements with your new broker-dealer.

You may always make subsequent contributions under your contract by any other method described in the Accumulator(R) Series Prospectus for your contract, as supplemented from time to time. All requests and contributions are subject to acceptance. These arrangements may not be available in every state.


IM-09-59 (9/09)                                                           x02828
Acc. 9.0                                                   CAT NO. 142502 (9/09)
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YOUR RIGHT TO CANCEL WITHIN A CERTAIN NUMBER OF DAYS

If you reside in the state of California and you are age 60 and older at the time the contract is issued, you may return your variable annuity contract within 30 days from the date that you receive it and receive a refund as described below. This is also referred to as the "free look" period.

You will instruct your Smith Barney financial professional as to how your initial contribution and any subsequent contributions should be treated for the purpose of maintaining your free look right under the contract.

  o You may choose to immediately allocate your contributions to one or more of the variable investment options. In the event you choose to exercise your free look right under the contract, you will receive a refund as described in the Prospectus.

  o You may also choose "return of contribution" free look treatment of your contract. If chosen, we will allocate your entire contribution and any subsequent contributions made during the 40 day period following the Contract Date, to the EQ/Money Market investment option. For this period only, we will waive the EQ/Money Market allocation limitations. In the event you choose to exercise your free look right under the contract, you will receive a refund equal to your contributions.

If you choose the "return of contribution" free look treatment and your contract is still in effect on the 40th day (or next Business Day) following the Contract Date, we will automatically reallocate your account value to the investment options chosen on your request.

Any transfers made prior to the expiration of the 30 day free look will terminate your right to "return of contribution" treatment in the event you choose to exercise your free look right under the contract. Any transfer made prior to the 40th day following the Contract Date will cancel the automatic reallocation on the 40th day (or next Business Day) following the Contract Date described above. If you do not want AXA Equitable to perform this scheduled one-time reallocation, you must call one of our customer service representatives at 1 (800) 789-7771 before the 40th day following the Contract Date to cancel.



  Accumulator(R) is issued by and is a registered service mark of AXA Equitable Life Insurance Company (AXA Equitable). Accumulator(R) Plus(SM), Accumulator(R)
   Select(SM) and Accumulator(R) Elite(SM) are servicemarks of AXA Equitable.
    Co-distributed by affiliates AXA Advisors, LLC and AXA Distributors, LLC.
                1290 Avenue of the Americas, New York, NY 10104.

    Copyright 2009 AXA Equitable Life Insurance Company. All rights reserved.

                      AXA Equitable Life Insurance Company
                           1290 Avenue of the Americas
                               New York, NY 10104
                                 (212) 554-1234

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